                                                                   Exhibit 10.42

                                 AMENDMENT NO. 2

                            Dated as of May 19, 2003

                                       to

                           RECEIVABLES LOAN AGREEMENT

                          Dated as of February 27, 2003

          THIS AMENDMENT NO. 2 (this "Amendment") dated as of May 19, 2003, is entered into by and among (i) TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, a Delaware limited liability company (the "Borrower"), (ii) the "Conduit Lenders"
identified on the signature pages hereto, (iiii) the "Committed Lenders"
identified on the signature pages hereto, (iv) the "Funding Agents" identified on the signature pages hereto and (v) JPMORGAN CHASE BANK, as administrative agent (the "Administrative Agent").

                             PRELIMINARY STATEMENTS

          A. Reference is made to the Receivables Loan Agreement dated as of
February 27, 2003 among the Borrower, the "Conduit Lenders", "Committed Lenders"
and "Funding Agents" from time to time parties thereto and the Administrative
Agent (as amended prior to the date hereof, the "Receivables Loan Agreement").
Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan Agreement.

          B. The parties hereto have agreed to amend the Receivables Loan
Agreement on the terms and conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Loan Agreement is amended as follows:

          1.1 The definition of "Permitted Investments" in Section 1.01 of the
Receivables Loan Agreement is amended to delete the words "with respect to any
Collateral Account, any of the following investments denominated and payable solely in the Approved Currency for which such Collateral Account is maintained"
and to substitute therefor the following:

          "with respect to any Collateral Account and any Collections received by the Borrower or the European Purchaser pursuant to Section 2.06(h) or
     (i), any of the following investments denominated and payable solely in the
     Approved Currency for

     which such Collateral Account is maintained or such Collections are denominated, as applicable".

          1.2 Section 2.06(b)(v) of the Receivables Loan Agreement is amended to delete the words "remit any remaining North American Collections to the Borrower and remit any remaining European Collections to the European Purchaser, in each case for application in accordance with Section 2.06(h) or (i) below, as applicable (any such remittance, a "Release");" and to substitute therefor the following:

          "apply any remaining North American Collections in accordance with
     Section 2.06(h) and any remaining European Collections in accordance with
     Section 2.06(i) (any such application, a "Release");"

          1.3 Section 2.06(h) of the Receivables Loan Agreement is amended to delete the words "remitted to the Borrower pursuant to Section 2.06(b)(v)" and to substitute therefor the words "available pursuant to Section 2.06(b)(v)."
Section 2.06(h) of the Receivables Loan Agreement is further amended to delete clause (iv) thereof and to substitute the following therefor:

          "(iv) fourth, to invest in Permitted Investments, to pay other expenses and obligations as required under the Borrower's limited liability company agreement, to pay dividends to the Borrower's members and in such other manner as the Borrower may specify and that is permitted under the terms of the Transaction Documents. Unless otherwise specifically directed by the Borrower, the Collection Agent shall cause all North American
     Collections available pursuant to Section 2.06(b)(v) to be released to the
     Seller Agent under (and as defined in) the North American Originator
     Purchase Agreement on a daily basis, and the Collections so released to the
     Seller Agent will be deemed to be applied in accordance with this Section
     2.06(h). On or prior to each Monthly Reporting Date the Collection Agent shall determine the portion of the Collections so released which were applied to each of the items described in clauses (i) through (iv) above during the related Calculation Period and shall record the same in its books and records."

          SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") which is the later to occur of (i) May 19,
2003 and (ii) the date on which the Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Collection Agent, the
Administrative Agent and the Required Committed Lenders.

          SECTION 3. Reference to and Effect on the Receivables Loan Agreement.

          3.1 Upon the effectiveness of this Amendment, each reference in the
Receivables Loan Agreement to "this Agreement," "hereunder," "hereof," "herein,"
"hereby" or words of like import shall mean and be a reference to the
Receivables Loan Agreement as amended hereby, and each reference to the
Receivables Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Loan

                                       2

Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

          3.2 Except as specifically amended hereby, the Receivables Loan
Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Funding
Agent or the Administrative Agent under the Receivables Loan Agreement, the
Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

          3.4 The Borrower represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company powers and constitutes its legal, valid and binding obligation.

          SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this
Amendment for any other purpose.

                                       3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                       TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC,
                                       as Borrower

                                       By: /s/ Peter R. Rapin
                                           --------------------------------
                                           Name:  Peter R. Rapin
                                           Title: Vice President

                        Signature Page to Amendment No. 2

                                       PARK AVENUE RECEIVABLES CORPORATION,
                                       as a Conduit Lender

                                       By: /s/ Andrew L. Stidd
                                           --------------------------------
                                           Name:  Andrew L. Stidd
                                           Title: President

                                       JPMORGAN CHASE BANK,
                                       as a Funding Agent

                                       By: /s/ Lara Graff
                                           --------------------------------
                                           Name:  Lara Graff
                                           Title: Vice President

                                       JPMORGAN CHASE BANK,
                                       as a Committed Lender

                                       By: /s/ Andrew Dym
                                           --------------------------------
                                           Name:  Andrew Dym
                                           Title: Managing Director

                        Signature Page to Amendment No. 2

                                       ALPINE SECURITIZATION CORP.,
                                       as a Conduit Lender

                                       By: Credit Suisse First Boston,
                                           New York Branch, as Attorney-in-Fact

                                       By: /s/ Mark Lengel
                                           --------------------------------
                                           Name:  Mark Lengel
                                           Title: Director

                                       By: /s/ Mark Golombeck
                                           --------------------------------
                                           Name:  Mark Golombeck
                                           Title: Vice President

                                       CREDIT SUISSE FIRST BOSTON,
                                       NEW YORK BRANCH
                                       as a Funding Agent

                                       By: /s/ Alberto Zonca
                                           --------------------------------
                                           Name:  Alberto Zonca
                                           Title: Vice President

                                       By: /s/ Anthony Giordano
                                           --------------------------------
                                           Name:  Anthony Giordano
                                           Title: Director

                                       CREDIT SUISSE FIRST BOSTON,
                                       NEW YORK BRANCH
                                       as a Committed Lender

                                       By: /s/ Alberto Zonca
                                           --------------------------------
                                           Name:  Alberto Zonca
                                           Title: Vice President

                                       By: /s/ Anthony Giordano
                                           --------------------------------
                                           Name: Anthony Giordano
                                           Title: Director

                        Signature Page to Amendment No. 2

                                       MMP-3 FUNDING, LLC,
                                       as Conduit Borrower from Fenway
                                       Capital, LLC, as a Conduit Lender

                                       By: /s/ Andrew L. Stidd
                                           --------------------------------
                                           Name:  Andrew L. Stidd
                                           Title: President

                                       HUDSON CASTLE GROUP INC.,
                                       as a Funding Agent

                                       By: /s/ Victor Rampertab
                                           --------------------------------
                                           Name:  Victor Rampertab
                                           Title: Senior Vice President

                                       LEHMAN BROTHERS HOLDINGS INC.,
                                       as a Committed Lender

                                       By: /s/ Frank Prezioso
                                           --------------------------------
                                           Name:  Frank Prezioso
                                           Title: Senior Vice President

                        Signature Page to Amendment No. 2

                                       RM MULTI-ASSET LIMITED,
                                       as a Conduit Lender

                                       By: /s/ John Walley
                                           --------------------------------
                                           Name:  John Walley
                                           Title: Director

                                       DEUTSCHE BANK AG, LONDON,
                                       as a Funding Agent

                                       By: /s/ Jaime Pratt
                                           --------------------------------
                                           Name:  Jaime Pratt
                                           Title: Vice President

                                       By: /s/ Sebastian Ottmann
                                           --------------------------------
                                           Name:  Sebastian Ottmann
                                           Title: Vice President

                                       RM MULTI-ASSET LIMITED,
                                       as a Committed Lender

                                       By: /s/ John Walley
                                           --------------------------------
                                           Name:  John Walley
                                           Title: Director

                        Signature Page to Amendment No. 2

                                       LIBERTY STREET FUNDING CORP.,
                                       as a Conduit Lender

                                       By: /s/ Andrew L. Stidd
                                           --------------------------------
                                           Name:  Andrew L. Stidd
                                           Title: President

                                       THE BANK OF NOVA SCOTIA,
                                       as a Funding Agent

                                       By: /s/ Norman Last
                                           --------------------------------
                                           Name:  Norman Last
                                           Title: Managing Director

                                       THE BANK OF NOVA SCOTIA,
                                       as a Committed Lender

                                       By: /s/ Norman Last
                                           --------------------------------
                                           Name:  Norman Last
                                           Title: Managing Director

                        Signature Page to Amendment No. 2

                                       THREE PILLARS FUNDING CORPORATION,
                                        as a Conduit Lender

                                       By: /s/ Douglas K. Johnson
                                           --------------------------------
                                           Name:  Douglas K. Johnson
                                           Title: President

                                       SUNTRUST CAPITAL MARKETS, INC.,
                                       as a Funding Agent

                                       By: /s/ James R. Bennison
                                           --------------------------------
                                           Name:  James R. Bennison
                                           Title: Managing Director

                                       SUNTRUST BANK,
                                       as a Committed Lender

                                       By: /s/ Michael Murphey
                                           --------------------------------
                                           Name:  Michael Murphey
                                           Title: Director

                        Signature Page to Amendment No. 2

                                       BEETHOVEN FUNDING CORPORATION,
                                       as a Conduit Lender

                                       By: /s/ Kevin P. Burns
                                           --------------------------------
                                           Name:  Kevin P. Burns
                                           Title: Vice President

                                       DRESDNER BANK AG, NEW YORK BRANCH,
                                        as a Funding Agent

                                       By: /s/ William Aguiar
                                           --------------------------------
                                           Name:  William Aguiar
                                           Title: Director

                                       By: /s/ David Taylor
                                           --------------------------------
                                           Name:  David Taylor
                                           Title: Associate

                                       DRESDNER BANK AG, NEW YORK BRANCH,
                                       as a Committed Lender

                                       By: /s/ William Aguiar
                                           --------------------------------
                                           Name:  William Aguiar
                                           Title: Director

                                       By: /s/ David Taylor
                                           --------------------------------
                                           Name:  David Taylor
                                           Title: Associate

                        Signature Page to Amendment No. 2

                                       EIFFEL FUNDING LLC,
                                       as a Conduit Lender

                                       By: /s/ Andrew L. Stidd
                                           --------------------------------
                                           Name:  Andrew L. Stidd
                                           Title: President

                                       CDC FINANCIAL PRODUCTS INC.,
                                       as a Funding Agent

                                       By: /s/ Paul Monaghan
                                           --------------------------------
                                           Name:  Paul Monaghan
                                           Title: Director

                                       By: /s/ William Branagh
                                           --------------------------------
                                           Name:  William Branagh
                                           Title: Managing Director

                                       CDC FINANCIAL PRODUCTS INC.,
                                       as a Committed Lender

                                       By: /s/ Paul Monaghan
                                           --------------------------------
                                           Name:  Paul Monaghan
                                           Title: Director

                                       By: /s/ William Branagh
                                           --------------------------------
                                           Name:  William Branagh
                                           Title: Managing Director

                        Signature Page to Amendment No. 2

                                       JPMORGAN CHASE BANK,
                                       as Administrative Agent

                                       By: /s/ Lara Graff
                                           --------------------------------
                                           Name:  Lara Graff
                                           Title: Vice President

                        Signature Page to Amendment No. 2

ACKNOWLEDGED AND AGREED:
-----------------------

TRW AUTOMOTIVE U.S. LLC, as Collection Agent

By: /s/ Peter R. Rapin
    -------------------------
Name: Peter R. Rapin
Title: Vice President

                        Signature Page to Amendment No. 2